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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 1996


                        DIGITAL GENERATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           CALIFORNIA                     0-27644                       94-3140772
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                               875 BATTERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (415) 276-6600

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.           Other Events

         In a press release disseminated on October 16, 1996, the registrant announced that it had signed a definitive agreement for the acquisition of 100% of the stock of PDR Productions, Inc., a New York-based media duplication and distribution company. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         A copy of the Registrant's press release dated October 16, 1996, announcing its agreement to acquire 100% of the stock of PDR Productions, Inc.
is attached hereto as an exhibit and is incorporated herein by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Digital Generation Systems, Inc.


                                 By:  /s/Thomas P. Shanahan


                                 Title: Vice President & Chief Financial Officer


         Date: October 31, 1996

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